Equity share capital and share premium	12 Months Ended
Dec. 31, 2025
Equity share capital and share premium
Equity share capital and share premium

18.  Equity share capital and share premium

Issued and fully paid shares:

	Ordinary Shares		9% Cumulative Preferred Shares		Share capital	Share premium
	No. of shares ('m)	$'m	No. of shares ('m)	$'m	$'m	$'m
At December 31, 2024	597.7	7	56.3	260	267	5,989
Redemption and cancelation of Preferred Shares	–	–	(56.3)	(260)	(260)	–
At December 31, 2025	597.7	7	–	–	7	5,989

The authorized share capital of the Company is set at one billion euro and zero cents (€1,000,000,000), divided into up to one hundred billion (100,000,000,000) shares (the “Shares”) represented by ordinary shares.

On December 2, 2025, the Company redeemed its 56,306,306 non-convertible, non-voting 9% cumulative Preferred Shares with a nominal value of €4.44 each, issued in July 2022 to AGSA and subsequently transferred to a wholly-owned subsidiary of AGSA in 2024, for a total consideration of €250 million ($289 million at the exchange rate applicable on that date). The Preferred Shares were subsequently canceled on December 9, 2025.

There have been no material transactions involving Ordinary Shares between the reporting date and the authorization of these consolidated financial statements.

Other Reserves

Other reserves includes $5.6 billion arising from the Ardagh Group reorganization which resulted in the Company acquiring the metal packaging operations of Ardagh Group S.A. that occurred during the year ended December 31, 2021.